                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): April 19, 2001
                                ________________



                              TRANSIT GROUP, INC.
                              -------------------
             (Exact name of Registrant as specified in its charter)

            Florida                            000-18601                    59-2576629
            -------                            ---------                    ----------
(State or other jurisdiction of          (Commission File No.)            (IRS Employer
 incorporation or organization)                                        Identification No.)



                             2859 Paces Ferry Road
                                  Suite 1740
                            Atlanta, Georgia 30339
        ---------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                (770) 444-0240
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


        ---------------------------------------------------------------
                       (Former name or Former Address if
                           Changed Since Last Report)
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Item 5.  Other Events

     On April 19, 2001, Transit Group, Inc. (the "Company") closed a financial reorganization in which the Company restructured its outstanding bank debt, equipment notes and leases, stock repurchase obligation from certain shareholders, obligations and terms of its Series A Preferred Stock and indebtedness to the Company's Chief Executive Officer and other third parties (the "Reorganization").

     The Company issued a press release on April 23, 2001 that discusses the credit facility. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Information and Exhibits

         3.1 Amended and Restated Certificate of Designations for Transit Group, Inc.'s Series A Convertible Preferred Stock.

         3.2 Certificate of Designations for Transit Group, Inc.'s Series B Convertible Preferred Stock.

        10.1 First Amendment to Purchase Agreement between Transit Group, Inc. and GE Capital Equity Investments, Inc. dated as of April 19, 2001.

        10.2 Amendment and Joinder to Amended and Restated Registration Rights Agreement dated as of April 19, 2001.

        10.3 Amendment to Stockholders Agreement dated as of April 19, 2001.

        10.4 Stock Purchase Agreement by and among Transit Group, Inc., Cynthia
             F. Turner, Philip R. Fulmer, Timothy A. Fulmer, Barbara A. Fulmer, Carroll A. Fulmer and T. Wayne Davis dated as of April 19, 2001.

        10.5 Amended and Restated Credit Agreement by and among Transit Group, Inc., various financial institutions and Bank One, N.A., as agent, dated as of April 19, 2001.

        10.6 Loan and Security Agreement by and among Congress Financial Corporation (Southern), as Lender, and Transit Group, Inc., Transit Group Transportation, LLC, Carroll Fulmer and Company, Inc., and Land Transportation, LLC, as Borrowers, dated April 19, 2001.

        10.7 Agreement Between Transit Group, Inc., T. Wayne Davis and the ECD Trust dated as of April 19, 2001.

        99.1 Press Release.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSIT GROUP, INC.



Date:  May 25, 2001                 /s/ James G. Overley
                                    ---------------------------------------
                                    James G. Overley,
                                    Senior Vice President of Finance, Chief
                                    Financial Officer and Treasurer